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                                                                    Exhibit 10.2

                      ELEVENTH AMENDMENT TO OFFICE LEASE


         This Eleventh Amendment to Office Lease is entered into between Matco Enterprises, Inc., a Washington corporation, hereinafter referred to as "Landlord", and QAD. Inc, a Delaware corporation, hereinafter referred to as "Tenant".

         This Eleventh Amendment to Office Lease is made in reference to the following facts:

         A. Landlord and Tenant entered into an Office Lease dated November 30, 1992, for Suites I,K and L located at 5464 Carpinteria Avenue, Carpinteria, California, hereinafter "Office Lease".

         B. Landlord and Tenant entered into a First Amendment To Office Lease dated September 9, 1993, whereby Landlord leased Suites C and H to Tenant on the terms and conditions of the First Amendment To Office Lease.

         C. Landlord and Tenant entered into a Second Amendment To Office Lease dated January 14, 1994, whereby Landlord leased Suite J to Tenant on the terms and conditions of the Second Amendment To Office Lease.

         D. Landlord and Tenant entered into a Third Amendment To Office Lease dated January 14, 1994, whereby Landlord leased Room B in the basement and temporarily leased Room C in the basement on the terms and conditions of the Third Amendment To Office Lease.

         E. Landlord and Tenant entered into a Fourth Amendment to Office Lease dated February 15, 1994, whereby Landlord and Tenant agreed the Office Lease would terminate as to Suite H only.

         F. Landlord and Tenant entered into a Fifth Amendment to Office Lease dated September 12, 1994, whereby Landlord leased Suites G and E to Tenant on the terms and conditions of the Fifth Amendment to Office Lease.

         G. Landlord and Tenant entered into a Sixth Amendment to Office Lease dated October 30, 1996, whereby Landlord leased Suites A, B, D, F, H and Basement Room A to Tenant on the terms and conditions of the Sixth Amendment to Office Lease.


                                     1.                               2-15-11-00

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         H.   Landlord and Tenant entered into a Seventh Amendment to Office
Lease dated February, 1998, memorializing the terms and conditions of Tenant's exercise of its first one year option to renew the lease for one additional year for Suites I, K, L, C, J and Basement B.

         I. Landlord and Tenant entered into an Eighth Amendment to Office Lease dated February, 1999, memorializing the terms and conditions of Tenant's exercise of its second and third one year options to renew the lease for two additional years for Suites I, K, L, C, J and Basement B.

         J. Landlord and Tenant entered into a Ninth Amendment to Office Lease dated August 23, 1999 memorializing the terms and conditions of Tenant's exercise of its first option to renew the lease for Suites G and E.

         K. Landlord and Tenant entered into a Tenth Amendment to Office Lease, dated August 1, 2000 memorializing the terms and conditions of Tenant's exercise of its second option to renew the lease for Suites G and E.

                   L. Tenant now desires to reduce the space it leases in Landlord's building.


         IT IS AGREED:

         J.   TERMINATION

         Tenant's Lease of Suites I, J, K and L, and Basement Room A, will terminate on December 31, 2000. Tenant will deliver to Landlord possession of Suites I, J, K and L, and Basement Room A, before midnight on December 31, 2000. Tenant must remove its personal property and trade fixtures from these suites before midnight on December 31, 2000. Rent will cease on Suites I, J, K and L, and Basement Room A on December 31, 2000, provided Tenant vacates by December 31, 2000.

              2.   LOBBY REMODEL

         Landlord, at its own expense, will remodel the lobby to provide other tenants access to Suites I, J, K and L, and Basement Room A.

              3.   SECURITY SYSTEM

         Prior to midnight on December 31, 2000, Tenant will remove the perimeter security system it maintains for the building. Tenant may, at its own expense, install a security system for Suites A, B, C, D, E, F, G and H, and Basement Room B, provided the new security system does

                                     2.

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not impede or restrict other tenants access to the building to reach Suites
I, J, K and L, and Basement Room A. Tenant must obtain Landlord's approval of the new security system, which approval shall not be unreasonably withheld. Tenant must supply access codes or devices to Landlord's property manager, Landlord's President, and Landlord's janitorial service for the new security system in order that they may carry out their rights and obligation of inspection and maintenance.

              4.   ADDITIONAL TERMS.

         Except where inconsistent with this Eleventh Amendment to Office Lease, the terms and conditions of the Office Lease, as amended in the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth and Tenth Amendments to Office Lease, will apply to the extended lease term for Suites A, B, C, D, E, F, G and H, and Basement Room B.

         IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment To Office Lease on ___________, 2000.


LANDLORD:                              MATCO ENTERPRISES, INC., a
                                       Washington corporation

                                       By /s/ MERIKO TAMAKI
                                         --------------------------------------
                                         MERIKO TAMAKI, President


TENANT:                                QAD, INC.


                                                                DIRECTOR
                                                                REAL ESTATE &
                                       By /s/ Mike Dale         FACILITIES MGMT
                                         --------------------------------------

                                       By Mike Dale
                                         ---------------------------------



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